As filed with the Securities and Exchange Commission on January 30, 2026

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934 (Amendment No.     )

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Inforrmation Statement

FIRST TRUST EXCHANGE-TRADED FUND VIII

(Name of Registrant as Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

PRELIMINARY COPY – SUBJECT TO COMPLETION

First Trust Exchange-Traded Fund VIII

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Important Notice Regarding the Internet Availability of Information Statement

This Important Notice Regarding the Internet Availability of Information Statement (“Notice”) presents only an overview of the Information Statement that is available to you on the internet relating to First Trust Multi-Manager Small Cap Opportunities ETF (the “Fund”), a series of First Trust Exchange-Traded Fund VIII (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

We Are Not Asking You for a Proxy and You Are Requested Not to Send Us a Proxy.

First Trust Advisors L.P. (the “Advisor”) serves as the Fund’s investment advisor. The Fund utilizes a multi-manager structure and the Trust, on behalf of the Fund, and the Advisor have retained Stephens Investment Management Group, LLC (“SIMG”) and Driehaus Capital Management LLC to serve as the Fund’s investment sub-advisors. SIMG is a subsidiary of Stephens Investments Holdings LLC (“SIH”). Previously, Mr. Warren Stephens held 100% of the voting and ownership interests in SIMG via the Warren A. Stephens Trust, a trust that he controls. On December 31, 2025, Mr. Stephens transferred 75% of his voting interests in SIMG, in equal shares, to trusts controlled by each of his three adult children: Miles Stephens; John Stephens; and Laura Brookshire (the “Transaction”). Mr. Warren Stephens continues to retain 25% of the voting interests in SIMG and a majority financial interest in SIMG. He remains the sole beneficial owner of SIH. The closing of the Transaction resulted in a “change of control” of SIMG which, under the Investment Company Act of 1940, as amended (the “1940 Act”), operated as an “assignment,” resulting in the automatic termination of the previous investment sub-advisory agreement among the Trust, on behalf of the Fund, the Advisor and SIMG (the “Prior Sub-Advisory Agreement”). In anticipation of the Transaction, at a meeting of the Board of Trustees of the Trust (the “Board”) held on April 22, 2025, the Board, including all of the Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, approved a new investment sub-advisory agreement among the Trust, on behalf of the Fund, the Advisor and SIMG (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement took effect upon the closing of the Transaction and termination of the Prior Sub-Advisory Agreement on December 31, 2025. The material terms of the New Sub-Advisory Agreement are substantially the same as those of the Prior Sub-Advisory Agreement, and the sub-advisory fee paid by the Advisor to SIMG has not changed. Further, the SIMG portfolio management team serving the Fund and the day-to-day operations of the Fund have not changed and are not expected to change as a result of the Transaction.

Under the 1940 Act, new sub-advisory agreements generally require shareholder approval. However, pursuant to certain exemptive relief and no-action assurances (collectively, the “Relief”) issued by the Securities and Exchange Commission (“SEC”), the Advisor and the Trust, subject to certain conditions, may enter into a new sub-advisory agreement with a sub-advisor or change the terms of an existing sub-advisory agreement without obtaining shareholder approval, provided that the new agreement or the changes to an existing agreement are approved by the Board. Further, although approval of the New Sub-Advisory Agreement by the Fund’s shareholders is not required, the Relief includes shareholder notification requirements, and the Information Statement is being made available to the Fund’s shareholders to satisfy such requirements.

As noted above, we encourage you to access and review the important information contained in the Information Statement. It includes, among other things, additional information about the New Sub-Advisory Agreement, additional background information about SIMG, and the factors that the Board considered in approving the New Sub-Advisory Agreement. The Information Statement will be available to view and print on the Fund’s website at [                    ] until at least ________, 2026. A paper or e-mail copy of the Information Statement may be obtained by writing to the Trust at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling toll-free (800) 621-1675. If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

This Notice is being mailed on or about ______, 2026 to shareholders of record of the Fund as of _____, 2026. Please note that only one copy of this Notice may be delivered to two or more shareholders of the Fund who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of this Notice, or for instructions as to how to request a separate copy of future notices or as to how to request a single copy of future notices if multiple copies are received, shareholders should contact the Trust at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

You Are Not Being Asked to Vote or Take Action on Any Matter.

As Stated Above, We Are Not Asking You for a Proxy and You Are Requested Not to Send Us a Proxy.

PRELIMINARY COPY – SUBJECT TO COMPLETION

First Trust Exchange-Traded Fund VIII

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Information Statement
________, 2026

This information statement (“Information Statement”) is for informational purposes only. You are not being asked to vote or take action on any matter.

We Are Not Asking You for a Proxy and You Are Requested Not to Send Us a Proxy.

I.	Introduction and Background

First Trust Advisors L.P. (“First Trust Advisors” or the “Advisor”) serves as the investment advisor to First Trust Multi-Manager Small Cap Opportunities ETF (the “Fund”), a series of First Trust Exchange-Traded Fund VIII (the “Trust”), a Massachusetts business trust. The Fund utilizes a multi-manager structure and the Trust, on behalf of the Fund, and the Advisor have retained Stephens Investment Management Group, LLC (“SIMG”) and Driehaus Capital Management LLC (“Driehaus”) to serve as the Fund’s non-discretionary investment sub-advisors. In this capacity, SIMG and Driehaus are each responsible for providing recommendations to the Advisor regarding the selection and allocation of the securities in the portion of the Fund’s investment portfolio that has been allocated to such sub-advisor by the Advisor. SIMG is a subsidiary of Stephens Investments Holdings LLC (“SIH”). Previously, Mr. Warren Stephens held 100% of the voting and ownership interests in SIMG via the Warren A. Stephens Trust, a trust that he controls. On December 31, 2025, Mr. Stephens transferred 75% of his voting interests in SIMG, in equal shares, to trusts controlled by each of his three adult children: Miles Stephens; John Stephens; and Laura Brookshire (the “Transaction”), which resulted in a “change of control” of SIMG. Mr. Warren Stephens continues to retain 25% of the voting interests in SIMG and a majority financial interest in SIMG. He remains the sole beneficial owner of SIH. In addition, certain key employees of SIMG are beneficiaries of an incentive plan and owners of “phantom shares,” which entitles them to receive a percentage of the net profits of SIMG; however, these key employees have no voting interests in SIMG, and this arrangement was not impacted by the Transaction.

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires, among other things, that any investment advisory agreement, including any investment sub-advisory agreement, provide for its automatic termination in the event of its “assignment.” The closing of the Transaction operated as an “assignment” (as defined in the 1940 Act) of the investment sub-advisory agreement dated as of October 8, 2021 among the Trust, on behalf of the Fund, First Trust Advisors, as investment advisor, and SIMG, as investment sub-advisor (the “Prior Sub-Advisory Agreement”). As a result, the Prior Sub-Advisory Agreement automatically terminated on December 31, 2025.

In anticipation of the Transaction, at a meeting held on April 22, 2025, the Board of Trustees of the Trust (the “Board”), including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), approved a new sub-advisory agreement among the Trust, on behalf of the Fund, First Trust Advisors, as investment advisor, and SIMG, as investment sub-advisor (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement took effect upon the closing of the Transaction and termination of the Prior Sub-Advisory Agreement on December 31, 2025.

Under the 1940 Act, new sub-advisory agreements generally require shareholder approval. However, pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) on July 1, 2013 to the Advisor and certain open-end investment companies it advises (the “Order) (which extends to the Trust) and certain no-action assurances issued by the SEC to BNY Mellon Family of Funds, et al. (pub. avail. July 9, 2019) (the “BNY Letter” and, together with the Order, the “Relief”), the Advisor and the Trust, subject to certain conditions, may enter into a new sub-advisory agreement with a sub-advisor or change the terms of an existing sub-advisory agreement without obtaining shareholder approval, provided that the new agreement or the changes to an existing agreement are approved by the Board. The Board approved the New Sub-Advisory Agreement in accordance with the requirements of the Relief. Further, although approval of the New Sub-Advisory Agreement by the Fund’s shareholders is not required, the Relief includes shareholder notification requirements, and this Information Statement is being made available to the Fund’s shareholders to satisfy such requirements. A notice regarding the website availability of this Information Statement was mailed on or about _______, 2026 to shareholders of record of the Fund as of _________, 2026 (the “Record Date”).

II.	Additional Information About SIMG

SIMG is an Arkansas limited liability company and an investment advisor registered with the SEC. SIMG was established in 2005 and is located at 111 Center Street, Little Rock, Arkansas 72201. As of December 31, 2025, total assets managed and advised by SIMG were approximately $8.071 billion, with approximately $7.856 billion managed on a discretionary basis and approximately $215 million advised on a non-discretionary basis.

Information regarding the principal executive officers and members of the Board of Managers (referred to as “SIMG Board Members”) of SIMG  is set forth below:

Name	Title and Principal Occupation
Warren Simpson	President and Chief Executive Officer; SIMG Board Member
Michael W. Nolte	Chief Operating Officer and Senior Vice President; SIMG Board Member
Allison Rhodes	Chief Compliance Officer and General Counsel; Advisor to SIMG Board
Ryan E. Crane	Chief Investment Officer and Lead Portfolio Manager; SIMG Board Member

The business address for Mr. Simpson, Mr. Nolte and Ms. Rhodes is: 111 Center Street, Little Rock, Arkansas 72201. The business address for Mr. Crane is 9 Greenway Plaza, Suite 1900, Houston Texas 77046. There were no changes to the principal executive officers of SIMG or the SIMG Board Members as a result of the Transaction.

III.	Similar Fund Sub-Advised by SIMG

The following is based on information that was provided by SIMG regarding a registered fund for which SIMG acts as investment sub-advisor with an investment objective similar to that of the Fund (“Similar Fund”).

Name of Similar Fund	Approximate Net Assets as of December 31, 2025	Rate of Compensation Paid to SIMG (Based on Average Daily Net Assets) for the Fiscal Year Ended December 31, 2024
American Beacon Stephens Small Cap Growth Fund	$1.168 billion	0.58%*

*Based on information from the Similar Fund’s most recent statement of additional information dated May 1, 2025.

IV.	Portfolio Management

The Transaction did not result in any changes to the members of the SIMG portfolio management team serving the Fund (identified below). Each has served as a part of the Fund’s portfolio management team since October 2021.

•	Ryan E. Crane, Chief Investment Officer of SIMG
•	Kelly Ranucci, Senior Portfolio Manager of SIMG
•	John Keller, Portfolio Manager of SIMG
•	John M. Thornton, Senior Portfolio Manager of SIMG
•	Samuel M. Chase III, Senior Portfolio Manager of SIMG
V.	The Prior Sub-Advisory Agreement

SIMG  has served as an investment sub-advisor to the Fund since the Fund’s inception on October 13, 2021. Set forth below is information pertaining to the Prior Sub-Advisory Agreement.

Date of Prior Sub-Advisory Agreement	Date/Purpose of Last Submission to Shareholders	Date/Purpose of Action by Board Since Beginning of Last Fiscal Year
October 8, 2021	The Prior Sub-Advisory Agreement was approved by the initial shareholder of the Fund on October 13, 2021 in connection with the launch of the Fund.	April 22, 2025; Continuation of Prior Sub-Advisory Agreement

VI.	Comparison of Certain Terms of the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement

Below is a brief comparison of certain of the material terms of the Prior Sub-Advisory Agreement to the corresponding terms of the New Sub-Advisory Agreement. As described below, the material terms of the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement are substantially the same, and the New Sub-Advisory Agreement did not result in any changes to the investment sub-advisory fee paid by the Advisor to SIMG. The New Sub-Advisory Agreement has a new effective date and initial term. Although a brief summary of certain provisions of the New Sub-Advisory Agreement is set forth below, you should refer to Exhibit A for the complete terms of the New Sub-Advisory Agreement.

Sub-Advisory Services. Under both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Trust and the Advisor have retained SIMG to furnish model portfolios and investment advice with respect to the portion of the Fund’s investment portfolio allocated to SIMG by the Advisor from time to time (the “Allocated Assets”). Further, under both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement, subject to the supervision of the Board and the Advisor, SIMG has agreed to act as a non-discretionary sub-advisor and to provide a list of recommended investments and weightings (i.e., a “model portfolio”) and investment recommendations to the Advisor on a daily basis with respect to the Allocated Assets. In addition, under both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Advisor and SIMG acknowledge and agree that, with respect to the Allocated Assets, the Advisor may modify the portion of the Fund’s assets allocated to SIMG at any time.

Selection of Brokers and Dealers. Under both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement, unless otherwise approved by the Board and the Advisor, SIMG has no authority to select brokers or dealers or otherwise place orders for the execution of the purchases and sales of portfolio investments on behalf of the Fund.

Proxy Voting. Under both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement, SIMG has no obligation or right to make decisions or take other action with respect to proxies, tender offers or other corporate actions regarding investments SIMG has recommended, it being understood that the Advisor shall have such right and responsibility unless otherwise determined by the Board. Notwithstanding the foregoing, SIMG will advise the Advisor and/or the Fund, upon request, with respect to proxies, tender offers and other corporate actions regarding securities or other assets comprising the Allocated Assets in sufficient time to permit the Advisor or the Fund to take appropriate action with respect to such portfolio investments.

Fees. The New Sub-Advisory Agreement did not result in changes to the investment sub-advisory fee paid to SIMG by the Advisor. As was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Advisor pays SIMG a sub-advisory fee (“Sub-Advisory Fee”) equal to an annual rate of 0.35% of the average daily net assets of the portion of the Fund constituting the Allocated Assets.

For the Fund’s last fiscal year (ended August 31, 2025), the aggregate amount of the investment management fee paid by the Fund to the Advisor was $231,427, and the amount of the Sub-Advisory Fee paid by the Advisor to SIMG was $42,212.

Payment of Expenses. As was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, SIMG has agreed to pay all expenses incurred by it in connection with its activities under such Agreement other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund. In addition, SIMG has agreed to bear any and all costs and expenses arising in connection with any actual, proposed, expected or possible assignment of the Agreement (even if a proposed, expected or possible assignment ultimately does not take place) (the “Assignment Expenses”). However, SIMG will not be responsible for Assignment Expenses in the event of an assignment or proposed assignment by the Advisor.

Limitation of Liability. As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that SIMG will not be liable for, and the Trust and the Advisor will not take any action against SIMG  to hold SIMG  liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of SIMG’s duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SIMG  in the performance of its duties under such Agreement, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Continuance. The Prior Sub-Advisory Agreement was originally in effect for an initial term of two years and provided that it could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. The New Sub-Advisory Agreement became effective on December 31, 2025 and will remain in effect for two years (unless sooner terminated in accordance with such Agreement). Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

Termination. As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides for termination: (1) automatically in the event of its assignment (as defined in the 1940 Act and the rules and regulations thereunder); (2) at any time without the payment of any penalty by the Advisor or SIMG upon 60 days’ written notice to the other parties; and (3) by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund upon 60 days’ written notice to SIMG  without the payment of any penalty. In addition, consistent with the corresponding provisions of the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Advisor, the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund in the event that it has been established by a court of competent jurisdiction that SIMG or any of its officers or directors have taken any action that results in a breach of the material covenants of SIMG set forth in the Agreement.

VII.	Board Considerations

The Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the New Sub-Advisory at a meeting held on April 22, 2025. The Board determined that the approval of the New Sub-Advisory Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

SIMG previously served as an investment sub-advisor to the Fund pursuant to the Prior Sub-Advisory Agreement. In March 2025, the Board was informed that Mr. Warren Stephens, the sole owner of SIH, the parent company of SIMG, intended to transfer a portion of his voting interests in SIMG to trusts controlled by each of his three adult children (previously defined as the “Transaction”). The Board was also informed that the closing of the Transaction, which was expected to occur in 2025, would operate as an “assignment” of the Prior Sub-Advisory Agreement under the 1940 Act and, as a result, the Prior Sub-Advisory Agreement would terminate pursuant to its terms and the requirements of the 1940 Act. The New Sub-Advisory Agreement was proposed to the Board to take effect upon the termination of the Prior Sub-Advisory Agreement to provide for SIMG’s continuous service as an investment sub-advisor to the Fund. In considering the New Sub-Advisory Agreement, the Board considered that the Advisor was relying on an exemptive order issued by the SEC to the Advisor and the Trust and certain no-action assurances issued by the SEC staff that permit the Advisor, subject to approval by the Board, to enter into new sub-advisory agreements for the Fund without obtaining shareholder approval. The Board also considered that it approved the continuation of the Prior Sub-Advisory Agreement at the April 22, 2025 Board meeting.

To reach its determination to approve the New Sub-Advisory Agreement, the Board considered its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At the meeting held on April 22, 2025, the Board, including the Independent Trustees, reviewed materials provided by SIMG responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the details of the Transaction and expected impact on SIMG; the services provided by SIMG to the Fund (including the relevant personnel responsible for these services and their experience); the sub-advisory fee rate as compared to fees charged to other clients of SIMG; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge Financial Solutions, Inc., an independent source; the nature of expenses incurred in providing services to the Fund and the potential for SIMG to realize economies of scale, if any; financial data for SIMG; any indirect benefits to SIMG; and information on SIMG’s compliance program. The Board reviewed the materials at the meeting held on April 22, 2025. The Independent Trustees and their counsel also met separately to discuss the information provided by SIMG prior to and during the April meeting. The Board applied its business judgment to determine whether the arrangement among the Trust, the Advisor and SIMG would be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the New Sub-Advisory Agreement, the Board had received sufficient information to approve the New Sub-Advisory Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that SIMG is a sub-advisor to the Fund.

In reviewing the New Sub-Advisory Agreement, the Board considered the nature, extent and quality of the services to be provided by SIMG under the New Sub-Advisory Agreement, which were not expected to change from the services provided under the Prior Sub-Advisory Agreement. The Board considered that the Fund is an actively-managed ETF and employs a multi-manager structure. The Board considered that SIMG acts as a non-discretionary manager providing model portfolio recommendations to the Advisor, and that the Advisor executes the Fund’s portfolio trades. The Board reviewed the materials provided by SIMG and noted the background and experience of SIMG’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. The Board noted that there would be no changes to SIMG’s portfolio management team as a result of the Transaction. The Board noted SIMG’s statement that there would be no diminution in the nature, quality or extent of services provided by SIMG to the Fund as a result of the Transaction. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by SIMG under the New Sub-Advisory Agreement are expected to be satisfactory.

The Board considered the sub-advisory fee rate to be payable under the New Sub-Advisory Agreement, noting that it would be the same sub-advisory fee rate paid under the Prior Sub-Advisory Agreement. The Board noted that the sub-advisory fee would continue to be paid by the Advisor to SIMG from the Advisor’s unitary fee. The Board received and reviewed information showing the advisory fee rates charged by SIMG to other similar fund and non-fund clients, noting that the sub-advisory fee rate was lower than the fees charged by SIMG to other similar clients.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2024, outperformed the Performance Universe median for the three-year period ended December 31, 2024, and underperformed the benchmark index for the three-year period ended December 31, 2024.

On the basis of all the information provided on the sub-advisory fee rate and the performance of the Fund and the ongoing oversight by the Board, the Board concluded that the sub-advisory fee rate is reasonable and appropriate in light of the nature, extent and quality of the services expected to be provided by SIMG under the New Sub-Advisory Agreement.

The Board considered SIMG’s statements that it believes the sub-advisory fee reflects economies of scale for the benefit of the Fund’s investors, that it does not anticipate additional economies of scale in the near future, that it believes its expenses related to providing services to the Fund will remain approximately the same over the next twelve months, and that it believes the sub-advisory fee is appropriate in light of any economies of scale. The Board noted that the Advisor would pay SIMG from the unitary fee and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of SIMG with respect to the Fund. The Board considered indirect benefits that may be realized by SIMG from its relationship with the Fund, and noted SIMG’s description of marketing and related benefits it expects to receive from its relationship with the Advisor and the Fund. The Board noted that SIMG acts as a non-discretionary manager providing model portfolio recommendations to the Advisor and does not provide trade execution services to the Fund. The Board concluded that the character and amount of potential indirect benefits to SIMG were not expected to be unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the New Sub-Advisory Agreement are fair and reasonable and that the approval of the New Sub-Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

VIII.	The Advisor and the Sub-Advisors

First Trust Advisors L.P. (previously defined as “First Trust Advisors” or the “Advisor”) is the investment advisor to the Fund and, as such, supervises each sub-advisor to the Fund in the performance of its respective sub-advisory services. The Advisor is also responsible for, among other things, providing certain clerical, bookkeeping and administrative services to the Fund. The Advisor is an Illinois limited partnership with one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of the Advisor, the Chairman of the Board of the Trust and the sole Trustee of the Trust who is not an Independent Trustee (the “Interested Trustee”). Mr. Bowen holds his interest in The Charger Corporation through a limited liability company of which he is the sole member. The Advisor, Grace Partners and The Charger Corporation are each located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. In light of his interest in and role with the Advisor, given that the Advisor is a party to the New Sub-Advisory Agreement, Mr. Bowen may be deemed to have an interest in the New Sub-Advisory Agreement.

As noted above, SIMG and Driehaus serve as the Fund’s sub-advisors. SIMG is located at 111 Center Street, Little Rock, Arkansas 72201. Driehaus is located at 25 East Erie Street, Chicago, Illinois 60611.

IX.	Other Service Providers

First Trust Portfolios L.P. (“First Trust Portfolios”), an affiliate of the Advisor, is the principal underwriter of the Fund’s shares with principal offices located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Bank of New York Mellon, the Fund’s custodian, administrator, fund accounting agent and transfer agent, is located at 240 Greenwich Street, New York, New York 10286.

X.	Additional Information
A.	Shares Outstanding

As of the close of business on the Record Date, there were _____ shares outstanding of the Fund.

B.	Share Ownership Over 5%

As of the Record Date, no person is known by the Trust to have owned beneficially or of record more than 5% of the shares outstanding of the Fund except as set forth in the chart below. A shareholder owning beneficially more than 25% of the Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund. Information as to ownership is based on securities position listing reports as of the Record Date. The Fund does not have any knowledge of the ultimate beneficial owners of the Fund’s shares outstanding.

Name and Address	Shares Owned	% of Outstanding Shares Owned
	Shares	%
	Shares	%
	Shares	%

C.	Share Ownership of Trustees and Executive Officers

The number of shares of the Fund beneficially owned as of December 31, 2025 by (a) the Trustees and (b) the Trustees and executive officers of the Trust as a group, is set forth below.

Name	Number of Shares
Interested Trustee
James A. Bowen
Independent Trustees
Thomas J. Driscoll
Richard E. Erickson
Thomas R. Kadlec
Denise M. Keefe
Robert F. Keith
Niel B. Nielson
Bronwyn Wright
Trustees and Executive Officers as a Group

As of December 31, 2025, (a) the Trustees and (b) the Trustees and executive officers of the Trust as a group, beneficially owned less than 1% of the total shares outstanding of the Fund.

D.	Obtaining Copies of This Information Statement

This Information Statement will be available to view and print on the Fund’s website at [            ] until at least ________, 2026. A paper or e-mail copy of this Information Statement may be obtained, without charge, by writing to the Trust at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling toll-free (800) 621-1675.

Please note that if a copy of this Information Statement is requested, only one copy may be delivered to two or more shareholders of the Fund who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of this Information Statement, or for instructions as to how to request separate copies of future information statements or as to how to request a single copy of future information statements if multiple copies are received, shareholders should contact the Trust at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

E.	Delivery of Certain Documents

The Fund will furnish, without charge, a copy of its most recent annual report, audited financial statements for the applicable fiscal year and/or semi-annual report, as available upon request. Such requests should be made by writing to the Trust at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling toll-free (800) 621-1675.

Please note that only one annual or semi-annual report may be delivered to two or more shareholders of the Fund who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Trust at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

F.	Submission of Shareholder Proposals

The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust is not required to hold, and does not hold, annual meetings. However, special meetings of shareholders of the Trust or the Fund may be called as required by the 1940 Act, or as required or permitted by the Trust’s Declaration of Trust and By-Laws.

Because the Trust does not hold annual shareholders’ meetings, the anticipated date of the Fund’s next shareholders’ meeting (if any) cannot be provided. For any matter to be properly before any meeting of shareholders, the matter must be either specified in the notice of meeting given by or at the direction of a majority of the Trustees then in office or otherwise brought before the meeting by or at the direction of the chair of the meeting or other presiding officer. With the exception of shareholder proposals submitted in accordance with and meeting the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any successor provisions, only matters proposed by the Trustees may be included in the Fund’s proxy materials. The Trustees may from time to time in their discretion provide for procedures by which shareholders may, prior to any meeting at which Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Trustees, or any proper committee thereof. Shareholders who wish to present a proposal for inclusion in a future proxy statement for a shareholders’ meeting should send written proposals to the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Proposals must be received by a reasonable time before the Fund begins to print and send its proxy materials for the meeting. The timely submission of a proposal does not guarantee inclusion.

PLEASE RETAIN THIS INFORMATION STATEMENT FOR FUTURE REFERENCE.

Exhibit A

New Investment Sub-Advisory Agreement

Investment Sub-Advisory Agreement

This Investment Sub-Advisory Agreement (this “Agreement”), dated December 31, 2025 is by and among First Trust Exchange-Traded Fund VIII, a Massachusetts business trust (the “Trust”), First Trust Advisors L.P., an Illinois limited partnership (the “Manager”) and a registered investment adviser with the Securities and Exchange Commission (the “SEC”), and Stephens Investment Management Group, LLC, an Arkansas limited liability company and a registered investment adviser with the SEC (the “Sub-Adviser”).

Whereas, the First Trust Multi-Manager Small Cap Opportunities ETF (the “Fund”) is a series of the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

Whereas, the Trust has retained the Manager to serve as the investment adviser for the Fund pursuant to an Investment Management Agreement between the Manager and the Trust dated December 18, 2018 and effective with respect to the Fund on October 8, 2021 (as such agreement has been and may be modified from time to time, the “Management Agreement”);

Whereas, the Management Agreement provides that the Manager may, subject to certain requirements, appoint one or more sub-advisers at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement; and

Whereas, the Trust and the Manager desire to retain the Sub-Adviser to furnish model portfolios and investment advice with respect to the portion of the Fund’s investment portfolio allocated to the Sub-Adviser by the Manager from time to time (the “Allocated Assets”) upon the terms and conditions hereafter set forth;

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. The Trust and the Manager hereby appoint the Sub-Adviser to serve as a non-discretionary sub-adviser and to provide certain sub-investment advisory services detailed herein to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Subject to approval by the Manager and compliance with applicable law, rules and regulations and SEC no-action assurances or interpretations by the Sub-Adviser and its participating affiliates, the Sub-Adviser may engage any of its affiliates to assist it with providing its services under this Agreement (including affiliates outside of the United States), provided that the Sub-Adviser will remain responsible for the performance of its obligations under the Agreement. Further, the Manager and the Sub-Adviser acknowledge and agree that, with respect to the Allocated Assets, the Manager may modify the portion of the Fund’s assets allocated to the Sub-Adviser at any time. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Trust, the Fund or the Manager in any way, nor otherwise be deemed an agent of the Trust, the Fund or the Manager.

2. Services to Be Performed. Subject always to the supervision of the Trust’s Board of Trustees (the “Board of Trustees” or the “Board”) and the Manager, the Sub-Adviser will act as a non-discretionary sub-adviser and provide a list of recommended investments and weightings (i.e., a “Model Portfolio”) and investment recommendations to the Manager on a daily basis, with respect to the Allocated Assets, which Model Portfolio and investment recommendations shall include, but not be limited to, recommended investments, relative weights, relative changes in such weights or the composition of the portfolio and the manner and timing of implementing such changes, portfolio sales and associated recommended transactions all on behalf of the Fund as described in the Fund’s most current effective registration statement on Form N-1A, or any successor form thereto, and as the same may thereafter be amended from time to time. The Sub-Adviser shall cooperate with the Manager to ensure the recommendations are current and accurate. In the performance of its duties, the Sub-Adviser will (a) satisfy any applicable fiduciary duties it may have to the Fund, (b) with respect to the Allocated Assets, monitor the Fund’s investments or other instruments, (c) comply with the provisions of the Trust’s Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser, (d) comply with (i) the investment objective, policies and restrictions stated in the Fund’s most recently effective prospectus and statement of additional information, (ii) such other investment objectives, policies, restrictions or instructions as the Manager or the Trust’s Board of Trustees may communicate to the Sub-Adviser in writing, and (iii) any changes to the objectives, policies, restrictions or instructions required under the foregoing (i) and (ii) as communicated to the Sub-Adviser in writing (the foregoing items in (d) together with the Declaration of Trust and By-laws are the “Governing Documents”) and (e) with respect to the Allocated Assets, the Sub-Adviser will assist in the valuation of portfolio assets held by the Fund as requested by the Manager or the Fund. The Sub-Adviser and the Manager will each make its officers and employees available to the other from time to time at reasonable times to review the investment objectives, policies and restrictions of the Fund and to consult with each other regarding the investment affairs of the Fund (in each case, as applicable to the Allocated Assets), the Model Portfolio and the Sub-Adviser’s investment recommendations. The Fund or the Manager will provide the Sub-Adviser with current copies of the Trust’s Declaration of Trust and the Trust’s By-laws. The Fund’s prospectus, statement of additional information and any amendments thereto are made available on the Fund’s public website.

If for any reason which is beyond the control of the Sub-Adviser, including market movements, contributions to or redemptions from the Fund or a change in the nature of any investments (whether through a change in business activity or credit rating), the Allocated Assets or the Fund ceases to comply with the Governing Documents or applicable law, the Manager may request and the Sub-Adviser shall promptly provide a revised Model Portfolio or investment recommendations that remedies the non-compliance.

The Fund, Manager and Sub-Adviser agree that all investment decisions will ultimately be the responsibility of the Manager and that the Sub-Adviser shall not have or be deemed to have investment discretion with respect to the Fund’s portfolio to the extent permissible under applicable law, subject to the following. Unless otherwise approved by the Board and the Manager, the Sub-Adviser shall have no authority to select brokers or dealers or otherwise place orders for the execution of the purchases and sales of portfolio investments on behalf of the Fund. To the extent the Board and the Manager grant the Sub-Adviser such authority in the future, the Sub-Adviser shall select brokers or dealers and place orders to execute transactions involving assets of the Fund in accordance with applicable law (including the rules under the 1940 Act) and any policies, procedures and restrictions adopted by the Board for the Fund regarding the execution of the Fund’s portfolio transactions and as such may be amended from time to time.

The Sub-Adviser shall have no obligation or right to make decisions or take other action with respect to proxies, tender offers or other corporate actions regarding investments the Sub-Adviser has recommended, it being understood that the Manager shall have such right and responsibility unless otherwise determined by the Board. Notwithstanding the foregoing, the Sub-Adviser will advise the Manager and/or Fund, upon request, with respect to proxies, tender offers and other corporate actions regarding securities or other assets comprising the Allocated Assets in sufficient time to permit the Manager or the Fund to take appropriate action with respect to such portfolio investments.

For purposes of complying with Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of an investment company or a series of an investment company that is advised by the Manager (the “First Trust Fund Complex”) or an affiliated person of a sub-adviser (including any sub-adviser that is a principal underwriter or an affiliated person of such principal underwriter), concerning transactions for the Fund or any fund in the First Trust Fund Complex in securities or other fund assets. In addition, with respect to a fund in the First Trust Fund Complex with multiple sub-advisers, including the Fund, the Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of a fund’s portfolio as may be determined from time to time by the Board of Trustees or the Manager, and shall not consult with a sub-adviser (including any sub-adviser that is a principal underwriter or an affiliated person of such principal underwriter) as to any other portion of a fund’s portfolio concerning transactions for a fund in securities or other assets.

The Sub-Adviser will communicate to the officers and Trustees of the Trust such information relating to the Model Portfolio and its recommendations for the Allocated Assets as they may reasonably request. In no instance will the Fund’s portfolio assets constituting the Allocated Assets be purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of either the Trust, the Manager, or the Sub-Adviser, except as may be permitted under the 1940 Act, and if the Sub-Adviser is authorized to select broker or dealers for Fund transactions, under no circumstances will the Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers.

The Sub-Adviser further agrees that it:

(a) will use the same degree of skill and care in providing its services pursuant to this Agreement as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

(b) will (i) conform in all material respects to all applicable rules and regulations of the SEC, the Commodity Futures Trading Commission and any other applicable regulatory authority, (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Adviser in writing, (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities and commodity trading advisory activities and (iv) promptly notify the Manager and the Fund if the Sub-Adviser intends to recommend any derivative transactions on behalf of the Fund’s portfolio;

(c) will report to the Manager and to the Board of Trustees on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding its recommendations for the Allocated Assets, including, without limitation, review of the general investment strategies of the Fund (as they pertain to the Allocated Assets), the performance of the Allocated Assets in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees;

(d) will prepare and maintain such books and records with respect to its services under this Agreement, including records of all recommendations made during its performance of services pursuant to this Agreement, and all such other records as required under applicable law, the Fund’s compliance policies and procedures or as otherwise requested by the Manager or the Board of Trustees and will prepare and furnish the Manager and the Board of Trustees such periodic and special reports as the Board or the Manager may request. Such records shall be open to inspection at all reasonable times by the Manager or the Fund and any appropriate regulatory authorities. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 under the Investment Advisers Act of 1940 or other applicable law;

(e) will monitor the pricing of portfolio assets that comprise the Allocated Assets and events relating to the issuers of those assets and the markets in which the securities or other assets trade in the ordinary course of advising on the portfolio investments of the Fund, and will notify the Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the investments may primarily trade but before the time at which the Fund’s investments are priced on a given day) that may materially impact the pricing of one or more securities or other assets that comprise the Allocated Assets. In addition, the Sub-Adviser will at the Manager’s request assist the Manager in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected investment or investments; and

(f) will, to the extent the Fund is relying on an exemptive order, an amendment thereto, no-action assurances, or other relief, rule or regulation permitting, in general terms, the Fund to hire one or more sub-advisers or amend a sub-advisory agreement without shareholder approval, comply with any terms and conditions provided in such exemptive order, amendment thereto, no-action assurances, or other relief, rule or regulation applicable to it. For the avoidance of doubt, unless advised otherwise by the Manager and/or the Fund, the Fund is relying on the following exemptive relief permitting, among other things, the Fund, in general terms, to hire one or more sub-advisers and amend sub-advisory agreements without shareholder approval: Investment Company Act Rel. No. 30587 (July 1, 2013) and BNY Mellon Family of Funds (pub. avail. July 9, 2019) (the “BNY Letter”) (including compliance with the terms and conditions of the exemptive order granted to Carillon Series Trust, et al., Investment Company Act Rel. Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order) referenced in the BNY Letter).

3. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund. Further, the Sub-Adviser agrees to bear any and all costs and expenses arising in connection with any actual, proposed, expected or possible assignment of this Agreement (even if a proposed, expected or possible assignment ultimately does not take place). For the avoidance of doubt, without limiting the immediately preceding sentence, if there is a termination (or possible or anticipated termination) of this Agreement as a result of an assignment (or possible or anticipated assignment), then the Sub-Adviser shall bear, without limitation, (a) the expenses and costs incurred in connection with preparing, printing, filing and mailing a notice, information statement and/or proxy statement, as applicable and (b) if relevant, solicitation and other costs associated with the use of a proxy statement. The preceding two sentences, however, shall not apply (a) in the event of an assignment or proposed assignment by the Manager, including any termination of this Agreement that results from an assignment of the Management Agreement or this Agreement, in each case, arising from a change in control of the Manager and (b) in the event of an assignment of this Agreement and the Sub-Adviser is not being re-engaged following the assignment of this Agreement. Further, nothing in this provision shall be construed to require the Manager or Fund to seek shareholder approval of a new agreement with Sub-Adviser following a termination of this Agreement by assignment or otherwise.

4. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee (the “Sub-Advisory Fee”) equal to an annual rate of 0.35% of the average daily net assets of the portion of the Fund constituting the Allocated Assets. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively. The Sub-Advisory Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

5. Services to Others. The Trust and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies that are not series of the Trust. In addition, the Trust and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

6. Limitation of Liability. The Sub-Adviser shall not be liable for, and the Trust and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

7. Term; Termination. This Agreement shall become effective on the date first set forth above, provided that it has been approved in the manner required by the 1940 Act (after taking into effect any exemptive order, amendment thereto, no-action assurances, or other relief, rule or regulation upon which the Fund may rely), and shall remain in full force until the two-year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, amendment thereto, no-action assurances, or other relief, rule or regulation upon which the Fund may rely); provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days’ written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund upon sixty (60) days’ written notice to the Sub-Adviser by the Fund without payment of any penalty.

This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event the Management Agreement between the Manager and the Trust on behalf of the Fund is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned or accrued prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

8. Compliance Certification. From time to time, the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act as are reasonably requested by the Fund or the Manager. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

9. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Manager or the Fund:	If to the Sub-Adviser:

First Trust Exchange-Traded Fund VIII,
on behalf of the First Trust Multi-Manager
Small Cap Opportunities ETF

First Trust Advisors L.P.

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
Attention: General Counsel

Email: sjardine@ftportfolios.com

Stephens Investment Management Group, LLC 111 Center Street Little Rock, Arkansas 72201 Attention: Legal Department Email: David.Prince@Stephens.com and Rachel.Mayo@Stephens.com

The Manager and the Fund also hereby consent to the electronic delivery of the Sub-Advisor’s Form ADV, privacy policy and other periodic disclosures and notices to the email address listed above or through other electronic means as agreed to by the parties. The Sub-Advisor also consents to the electronic delivery of any materials provided by the Manager or Fund in the course of the Sub-Advisor’s services to the Fund hereunder to the email listed above or through other electronic means agreed to by the parties.

10. Limitations on Liability. All parties hereto are expressly put on notice of the Trust’s Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed by the Trust on behalf of the Fund by the Trust’s officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but the obligations imposed upon the Trust or Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Trust or Fund must look solely to the assets of the Fund for the enforcement of any claims.

11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

12. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois. For the avoidance of doubt, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, no-action assurance, order (including any amendment thereto) or other relief of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, no-action assurance, order (including any amendment thereto) or other relief.

13. Amendment. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

14. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Trust represents that engagement of the Sub-Adviser has been duly authorized by the Trust and is in accordance with the Trust’s Declaration of Trust and other governing documents of the Fund.

15. Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any person or entity that is not a party hereto.

16. Forum Selection. Any action brought on or with respect to this Agreement or any other document executed in connection herewith or therewith by a party to this Agreement against another party to this Agreement shall be brought only in a court of competent jurisdiction in Chicago, Cook County, Illinois, or if venue does not lie in any such court only in a court of competent jurisdiction within the State of Illinois (the “Chosen Courts”). Each party to this Agreement (a) consents to jurisdiction in the Chosen Courts; (b) waives any objection to venue in any of the Chosen Courts; and (c) waives any objection that any of the Chosen Courts is an inconvenient forum. In any action commenced by a party hereto against another party to the Agreement, there shall be no right to a jury trial. THE RIGHT TO A TRIAL BY JURY IS EXPRESSLY WAIVED TO THE FULLEST EXTENT PERMITTED BY LAW.

17. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Sub-Advisory Fee described in Section 4 are not severable.

18. Entire Agreement; Counterparts. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein. This Agreement may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures were upon the same instrument.

In Witness Whereof, the Trust on behalf of the Fund, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

First Trust Advisors L.P.	First Trust Exchange-Traded Fund VIII, on behalf of First Trust Multi-Manager Small Cap Opportunities ETF
By /s/ James M. Dykas	By /s/ James M. Dykas
Title: Chief Financial Officer	Title: President & CEO

Stephens Investment Management Group, LLC
By /s/ Michael W. Nolte
Title: Chief Operating Officer